                                                                    EXHIBIT 99.B

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report on Form 10-K/A for the period ending December 31, 2002, of El Paso Natural Gas Company (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Greg G. Gruber, Senior Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer) certify (i) that the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and (ii) that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                  /s/ GREG G. GRUBER
                                          --------------------------------------
                                                      Greg G. Gruber
                                          Senior Vice President, Chief Financial
                                                         Officer
                                                      and Treasurer
                                              (Principal Financial Officer)

                                          June 20, 2003

A signed original of this written statement required by Section 906 has been provided to El Paso Natural Gas Company and will be retained by El Paso Natural Gas Company and furnished to the Securities and Exchange Commission or its staff upon request.